                                                             Amendment #1
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                      EFFECTIVE December 15, 2003

                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                             (THE COMPANY)

                                                                  And

                                                      MUNICH AMERICAN REASSURANCE COMPANY
                                                            (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.  The YRT Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

       THE REINSURER will automatically reinsure under this Agreement,  an amount equal to the YRT Percentage (17.78%) times 50% of the policy risk amount, up to the First Layer of Coverage amounts shown in Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this Agreement would be
              $3.556 million (i.e., 17.78% times ($40 million times 50%)).

       For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents

         THE REINSURER will automatically  reinsure under this Agreement,  an amount equal to the YRT Percentage  (15.00%) times 50% of the policy risk amount, up to the First Layer of Coverage amounts shown in Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this Agreement would be
              $3 million (i.e., 15.00% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

       For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents

         THE REINSURER will automatically  reinsure under this Agreement,  an amount equal to the YRT Percentage  (11.42%) times 50% of the policy risk amount, up to the First Layer of Coverage amounts shown in Schedule A, Section 5 below.

              Example - If the policy risk amount is $40 million, then the automatic portion reinsured under this Agreement would be
              $2.284 million (i.e., 11.42% times ($40 million times 50%)).

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure 0% if the policy risk amount under this Agreement.

2.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65         $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================
         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of
         Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this
       Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $4,445,000                  $3,111,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $3,556,000                  $2,222,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $3,111,500                  $1,333,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,333,500                  $ 889,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $ 889,000                   $ 444,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 444,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 133,350                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $592,607            $ 444,500             None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75        $ 444,500            $ 296,304             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70       $ 1,778,000         $ 1,333,500            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,333,500          $ 889,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $3,750,000                  $2,625,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $3,000,000                  $1,875,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $2,625,000                  $1,125,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $1,125,000                  $ 750,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $ 750,000                   $ 375,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 375,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 112,500                      None
          =========== =============== ========================= =============================

        For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $2,855,000                  $1,998,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $2,284,000                  $1,427,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $1,998,500                  $ 856,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $ 856,500                   $ 571,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $ 571,000                   $ 285,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 285,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $ 85,650                      None
          =========== =============== ========================= =============================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                             Amendment #2
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                      EFFECTIVE December 15, 2003

                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                             (THE COMPANY)

                                                                  And

                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                            (THE REINSURER)

The parties hereby agree to the following:

2.       Section 7, AUTOMATIC REINSURANCE TERMS, shall be replaced by the following:

     THE REINSURER agrees to automatically  accept contractual risks on the life insurance policies shown in Schedule A, subject to the following requirements:

a.       CONVENTIONAL  UNDERWRITING.  Automatic  reinsurance  applies only to insurance  applications fully underwritten by THE COMPANY according to THE COMPANY's  conventional  underwriting and issue rules and practices.  Upon request, THE COMPANY shall provide
         THE REINSURER with a copy of its current underwriting and issue rules and practices.

         From time to time,  it may be  appropriate  for THE  COMPANY or THE  REINSURER  to request of the other  party  changes in the underwriting  rules and  practices.  The party  requesting  the change must provide a 120-day  advance  written  notice to the other party before the  effective  date of such change.  Recognition  of  reinsurance  premium  rates related to these changes must be determined  within the 120-day  period.  If the  underwriting  change or rate change is  unacceptable to either party, this Agreement may be unilaterally  terminated for acceptance of new business with a 90-day written  termination notice to the other party.

b.       RESIDENCE AND TRAVEL.  To be eligible for automatic  reinsurance,  each insured must either be a resident of the United States or  Canada  at the time of  issue  or be a  resident  of  another  country  that  meets  THE  COMPANY's  special  underwriting requirements pertaining to foreign residence.

         Applications with Foreign Travel qualify for automatic  reinsurance  except when such travel is to a country  specifically not allowed under THE COMPANY's  foreign  travel  requirements.  "Foreign  Travel" is defined as no more than three months outside the United States or Canada.

c.       OCCUPATION.  To be eligible  for  automatic  reinsurance,  the insured must not be employed in an  occupation  as shown in the
         Occupation Exclusion List in Schedule A.

f.       AUTOMATIC  ACCEPTANCE  LIMIT.  For any policy to be reinsured  under automatic  reinsurance,  the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

g.       JUMBO LIMIT.  For any policy to be reinsured under automatic  reinsurance,  the total amount of insurance in force and applied for in all companies shall not exceed the Jumbo Limit as shown in Schedule A.

h.       MINIMUM CESSION.  The minimum amount of reinsurance per cession that THE REINSURER will accept is shown in Schedule A.

i.       FACULTATIVE QUOTES.  The risk shall not have been submitted on a facultative basis to THE REINSURER or any other reinsurer.

3.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65           $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65            $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life under this
     Agreement will not exceed the amounts in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $2,855,000                  $1,998,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $2,284,000                  $1,427,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $1,998,500                  $ 856,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $ 856,500                   $ 571,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $ 571,000                   $ 285,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 285,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $ 85,650                      None
          =========== =============== ========================= =============================

3.       SCHEDULE A, Section 6, JUMBO LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the amounts in the following tables:

         US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 80       $65,000,000          $65,000,000         $65,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      81 - 85       $30,000,000          $30,000,000         $30,000,000
          ----------- --------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
                      86 - 90       $10,000,000          $10,000,000         $10,000,000
          =========== ========= ===================== =================== ===================

     Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, THE REINSURER must be notified and THE COMPANY shall provide the amount being issued.

         Non US/Canadian Residents

          ===================== ===================== =================== ===================
                                   No Substandard        Class A - D         Class E - H
                                       Rating
          --------------------- --------------------- ------------------- -------------------
          ----------- --------- --------------------- ------------------- -------------------
               Ages:  18 - 75       $35,000,000          $35,000,000         $35,000,000
          =========== ========= ===================== =================== ===================

4.       SCHEDULE A, Section 8, FOREIGN TRAVEL EXCLUSIONS is deleted from this Agreement.

5.       SCHEDULE A, Section 9, FOREIGN RESIDENCE EXCLUSIONS is deleted from this Agreement.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
December 1, 2007.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                             Amendment #3
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                      EFFECTIVE December 15, 2003
                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                             (THE COMPANY)
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                            (THE REINSURER)

The parties hereby agree to the following:

Section 29, CONFIDENTIALITY, shall be replaced by the following:

29.      CONFIDENTIALITY AND PRIVACY OF PERSONAL INFORMATION

         a.   Confidentiality of Company Confidential Information

              THE  REINSURER  agrees to regard and  preserve as  confidential  all  information  and  material  which is related to THE
              COMPANY's  business that may be obtained by THE REINSURER  from any source as a result of this  Agreement.  THE REINSURER will not, without first obtaining THE COMPANY's prior written consent disclose to any person, firm or enterprise,  or use for its own benefit or for the benefit of any third party any Company  Confidential  Information.  "Company  Confidential
              Information" includes, but is not limited to any and all financial data, statistics,  programs,  research,  developments, information  relating  to  THE  COMPANY's  insurance  and  financial  products,  planned  or  existing  computer  systems architecture and software,  data, and information of THE COMPANY as well as third party confidential information to which
              THE COMPANY has access. THE REINSURER will keep and maintain all Company  Confidential  Information in confidence,  using such  degree  of care as is  appropriate  to avoid  unauthorized  use or  disclosure  and will use and  disclose  Company
              Confidential  Information  solely: i) for the purposes for which such information,  or access to it, is provided pursuant to the terms of this Agreement;  ii) to fulfill its obligation  under the Agreement;  or (iii) in order to aggregate data with  other  companies'  data for the  purpose  of  creating  studies  or  models,  provided  the data is not  personally identifiable  as  belonging  to a party  or an  insured.  Company  Confidential  Information  does not  include  Personal
              Information as defined and discussed below.

              Notwithstanding the foregoing,  the provisions of this  'Confidentiality  of Company  Confidential  Information'  section shall not apply with respect to disclosing of the Product,  the specifications  and/or Company  Confidential  Information which is already known to THE REINSURER or is or becomes  publicly known through no wrongful act of THE REINSURER;  or is received from a third party  without  similar  restriction  and without  breach of this  Agreement;  or is  independently developed by THE  REINSURER;  or is approved  for release by written  authorization  of THE  COMPANY;  or is placed in or becomes part of the public domain pursuant to or by reason of operation of law.

              Consistent with the foregoing,  THE REINSURER shall be permitted to disclose Company Confidential Information only to its employees having a need to know such information in connection with the performance  under this Agreement.  THE REINSURER shall instruct all employees who access Company  Confidential  Information as to their  obligations under this Agreement, and THE REINSURER  shall be responsible  for all such  employees'  compliance  with the terms of this  Agreement.  If THE
              REINSURER is required by law to disclose  Company  Confidential  Information,  THE REINSURER  shall  promptly  notify THE
              COMPANY in writing in advance of such disclosure,  and provide THE COMPANY with copies of any related information so that
              THE COMPANY may take appropriate action to protect the Company Confidential Information.

              Notwithstanding  the  foregoing,  it is  understood  and agreed that THE  REINSURER  may  disclose  Company  Confidential
              Information as required by an arbitration  panel  deciding a dispute  arising under this agreement or in accordance  with applicable law, court order,  or as required by any regulatory  authority  having  jurisdiction  over THE REINSURER.  THE
              REINSURER  shall be  permitted  to  disclose  Company  Confidential  Information  if the  proposed  recipient  of Company
              Confidential  Information has agreed in writing to protect the Company Confidential  Information to substantially similar standards as the  standards of this  section in the  following  circumstances:  (1) for purposes of  retrocession  of the reinsured  business;  (2) during the course of external audits; (3) to consult any tax advisor regarding the U.S. federal income tax  treatment or tax  structure of this  Agreement;  (4) to  subcontractors  that  require  Company  Confidential
              Information  in order to provide  services to THE  REINSURER;  or (5) to affiliates of THE REINSURER for purposes of risk review and analysis.

              In the event that Company  Confidential  Information in THE REINSURER's  possession is disclosed to an unauthorized third party, THE REINSURER shall immediately advise THE COMPANY and take steps to prevent further disclosure.

b.       Confidentiality of Personal Information

              "Personal  Information,"  which means information  provided by or at the direction of THE COMPANY, or to which access was provided in the course of THE  REINSURER's  performance  of the  Agreements  that (i)  identifies an individual (by name, signature,  address,  telephone  number  or other  unique  identifier),  or (ii)  that can be used to  authenticate  that individual (including,  without limitation,  passwords or PINs, biometric data, unique identification numbers, answers to security  questions,  or other personal  identifiers).  An individual's  social security  number,  even in isolation,  is
              Personal Information. THE COMPANY business contact information is not by itself Personal Information.

              THE REINSURER  acknowledges that in the course of its engagement by THE COMPANY, THE REINSURER may receive or have access to Personal Information.  In recognition of the foregoing, THE REINSURER covenants and agrees that:

o        It will keep and maintain all Personal Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized use or disclosure;

o        It will use and disclose Personal Information solely for the purposes for which such information, or access to it, is provided pursuant to the terms of this Agreement, and will not use or disclose such information for THE
                      REINSURER's own purposes or for the benefit of anyone other than THE COMPANY, except that THE REINSURER may use
                      Personal Information for its own internal risk management;

o        It will not, directly or indirectly, disclose Personal Information to anyone outside THE COMPANY, except with THE COMPANY's prior written consent as permitted under the terms of this Agreement unless Personal Information is disclosed to an affiliate of THE REINSURER for purposes of performance under this Agreement; and

o        It shall, upon the earlier of (i) completion of an engagement or termination of this Agreement, (ii) determination that it has no need for Personal Information, or (iii) at any time THE COMPANY requests, dispose of all records, electronic or otherwise (including all backup records and/or other copies thereof) regarding or including any
                      Personal Information that THE REINSURER may then possess or control.  Notwithstanding the preceding sentence,
                      REINSURER may retain one copy of the Personal Information if it is required to do so by applicable law, regulation, or its written records retention program. All such Personal Information shall be protected as required by this section, which shall survive termination of this Agreement.  Disposal may be achieved, at THE
                      COMPANY's option, through prompt delivery of the records to THE COMPANY or destruction pursuant to THE
                      REINSURER's written policy governing such destruction and in a manner that renders the records unreadable and undecipherable by any means.  REINSURER agrees to destroy all such personal information at expiration of period for which it is required to retain personal information to the standard of this Agreement. Upon any occurrence of (i), (ii), or (iii) above, THE REINSURER shall promptly certify in writing to THE COMPANY, in a form acceptable to THE COMPANY and executed by an authorized officer of THE REINSURER, that all such Personal
                      Information has been destroyed or returned.

                THE REINSURER  shall be permitted to disclose  Personal  Information  only to its employees  having a need to know such information in connection  with the  performance of this  Agreement.  THE REINSURER  shall instruct all employees as to their  obligations  under this Agreement.  THE REINSURER  shall be responsible  for all employees'  compliance with the terms of this  Agreement.  If THE REINSURER is required by law to disclose  Personal  Information,  THE REINSURER shall promptly  notify THE COMPANY in writing in advance of such  disclosure,  and  provide  THE  COMPANY  with copies of any related information so that THE COMPANY may take appropriate action to protect the Personal Information.

                Notwithstanding  the  foregoing,  it is understood and agreed that THE REINSURER may disclose  Personal  Information as required by an arbitration  panel deciding a dispute arising under this agreement or in accordance with applicable law, court order, or as required by any regulatory authority having jurisdiction over THE REINSURER.  THE REINSURER shall be permitted to disclose Personal  Information if the proposed recipient of Personal  Information has agreed in writing to protect the Personal  Information to substantially  similar standards as the standards of this section in the following circumstances:  (1) for purposes of retrocession of the reinsured  business;  (2) during the course of external audits;
                (3) to consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of this Agreement;  (4)
                to subcontractors or affiliates of THE REINSURER that require Personal  Information in order to provide services to THE
                REINSURER; or (5) to affiliates of THE REINSURER for purposes of risk review and analysis.

                THE REINSURER  acknowledges that the disclosure of Personal Information may cause irreparable injury to THE COMPANY and damages,  which may be  difficult  to  ascertain.  Therefore,  THE  COMPANY  shall,  upon a  disclosure  or  threatened disclosure of any Personal  Information,  be entitled to injunctive  relief,  and THE REINSURER shall not object to the entry of an injunction or other equitable  relief against THE REINSURER on the basis of an adequate remedy at law, lack of irreparable harm or any other reason.

                THE REINSURER  shall notify THE COMPANY,  promptly and without  unreasonable  delay,  but in no event more than two (2)
                business  days of  learning  that  unauthorized  access  to,  disclosure  of,  or breach in the  security  of  Personal
                Information may have occurred or been attempted (a "Security Incident") provided,  however,  that unsuccessful attempts against THE REINSURER's  systems firewalls are not Security  Incidents for the purposes of this Agreement.  Thereafter,
                THE REINSURER shall, at its own cost and expense:

o        Promptly furnish to THE COMPANY full details of the Security Incident;
o        Assist and  cooperate  fully with THE COMPANY in THE  COMPANY's  investigation  of THE  REINSURER,  employees or third parties related to the Security  Incident,  including but not limited to providing THE COMPANY with  reasonable  physical access to the facilities and operations affected,  facilitating  interviews with employees and others involved in the matter, and making available all relevant records, logs, files, and data;
o        Cooperate with THE COMPANY in any  litigation or other formal action against third parties deemed  necessary by THE COMPANY to protect its rights; and
o        Promptly use its best efforts to prevent a recurrence of any such Security Incident.

                In addition to the foregoing,  THE REINSURER  agrees that in the event of a Security  Incident,  THE COMPANY shall have the sole right to  determine  (i) whether  notice is to be provided to any  individuals,  regulators,  law  enforcement agencies,  consumer reporting agencies, or others as required by law or regulation, or in THE COMPANY's discretion; and
                (ii) the contents of such notice,  whether any type of remediation may be offered to affected  persons,  and the nature and extent of any such remediation.  Any such notice or remediation shall be at THE REINSURER's sole cost and expense.

                THE  REINSURER  certifies  that its treatment of Personal  Information  is in compliance  with  applicable  laws and/or regulations with respect to privacy and data security and that it has implemented and currently  maintains an effective information  security  program that  includes  administrative,  technical,  and physical  safeguards  to (a) ensure the security and confidentiality of Personal Information;  (b) to protect against any anticipated threats or hazards to the security or integrity of such Personal  Information;  and (c) to protect against  unauthorized  access to, destruction, modification,  disclosure or use of Personal  Information  which could result in  substantial  harm to THE COMPANY,  or substantial  harm or  inconvenience  to any person who may be identified by such  Personal  Information.  THE REINSURER shall  immediately  notify THE  COMPANY if THE  REINSURER  is in  material  breach of this  Section.  At THE  COMPANY's request,  but no more  frequently  than  annually,  THE  REINSURER  agrees to certify in  writing to THE  COMPANY,  its compliance with the terms of this Section.

                If THE REINSURER no longer has an information  security  program that meets the  requirements of the Gramm Leach Bliley
                Act for the handling of Personal  Information or THE REINSURER is unable to prevent a recurrence of a Security Incident as described  above,  THE COMPANY  reserves the right to terminate this agreement for new business and/or recapture all inforce business immediately upon written notice to THE REINSURER.

   In witness of the above,  THE COMPANY and THE REINSURER have by their respective  officers  executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of October 1, 2007.

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PRUCO LIFE INSURANCE COMPANY                                MUNICH AMERICAN REASSURANCE COMPANY

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
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